Trade receivable	12 Months Ended
Dec. 31, 2023
Trade receivable
Trade receivable

7. Trade receivable

An aging analysis of the trade receivable as of December 31, 2022 and 2023, based on the recognition date and net of allowance for credit losses, is as follows:

	As of December 31,
	2022	2023
Within 3 months	35,065	133,285
Between 3 months and 6 months	41	1,437
Between 6 months and 1 year	1	647
More than 1 year	13,274	8,154
Total	48,381	143,523

The increase in trade receivable whose aging was within 3 months was primarily attributable to increased commission service fee receivables derived from banks and insurance companies. The Group earns such fees in facilitating customer use of services offered by these entities.